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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 9, 2001

                        COMMISSION FILE NUMBER 33-4734-D

             GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION

               (Exact name of registrant as specified in charter)

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
      DELAWARE                                             93-0950786
      -------------------------------                      -------------------
      (State or other jurisdiction of                      (IRS. Employer
      incorporation or organization)                       Identification No.)

      211 EAST 7TH STREET, SUITE 1010, AUSTIN, TEXAS       78701
      ----------------------------------------------       ----------
      (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code   (512) 391-2000
                                                           --------------
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ITEM 5 - OTHER EVENTS

The Company is filing this Form 8-K to report the following:

1. Nasdaq has notified the Company that its securities will no longer be listed on the Nasdaq Small Cap Stock Market due to the Company's failure to meet market listing requirements. For the immediate future the Company's stock will be traded on the pink sheets.

2. The Company has been notified by its outside auditors that the auditor's opinion on the Company's financial statements as of December 31, 2000 will contain a going concern qualification. Based on discussions with auditors the Company estimates that its loss for the year 2000 will exceed $6 million. The Company will not timely file its annual report on Form 10K-SB and has requested an extension of the filing date from the Securities and Exchange Commission.

3.       Robert Roe has resigned as the Company's Chief Financial Officer.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 9, 2001       Grand Adventures Tour & Travel Publishing Corporation
                                                                      Registrant

                                                             /s/ Matthew O'Hayer
                                                         Chief Executive Officer






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